SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No.  1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2009

GREEN STAR ALTERNATIVE ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53627	88-0492010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code:  (619) 497-2555

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," "Registrant," and the "Company" refers to Green Star Alternative Energy, Inc., a Nevada corporation, unless otherwise stated.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  On September 25, 2009, Board of Directors of the Registrant dismissed Seale and Beers, CPAs as its independent registered public accounting firm. On the same date, the accounting firm of Chang G. Park, CPA was engaged as the Registrant's new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers and the engagement of Chang G. Park, CPAs as its independent auditor.

Seale and Beers was engaged by the Company on August 6, 2009 and Seale and Beers issued the interim report on the Company's financial statements for the June 30, 2009 interim period. This interim report did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The Company's prior independent registered public accounting firm that preceded Seale and Beers (Moore & Associates, Chartered) issued a going concern qualification in the Company's audited financial statements for the period ending December 31, 2008 and which appeared in the Company's Form 10. Seale and Beers did not issue a report on the Company's audited financial statements for the year ending December 31, 2008 (or any prior period).

Seale and Beers CPAs were retained by the Company on August 6, 2009 and the sole responsibility of Seale and Beers CPAs concerning the review of the Company's financial statements involved the Company's interim financial statements for the three months and six months ending June 30, 2009. Seale and Beers did not issue a report on the Company's financial statements for either of the past two fiscal years (2007 and 2008).

During the registrant's two most recent fiscal years and the subsequent interim periods preceding the dismissal of Seale and Beers on September 25, 2009, there were no disagreements with Seale and Beers CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers CPAs' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The registrant has requested that Seale and Beers CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b)  On September 25, 2009, the Registrant engaged Chang G. Park, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted Chang G. Park, CPAs regarding any of the matters set forth in Regulation S-K Item 304(a)(1)(v)).

ITEM 4.02  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(1)  We determined on September 24, 2009 that our prior financial statements that we filed in our Form 10, in our Amendment No. 1 to our Form 10, and in our Form 10-Q (for the period ending June 30, 2009) and which contain our audited financial statements for the 2007 and 2008 fiscal years ending December 31st of each year and in our June 30, 2009 unaudited statements for the quarter ending June 30, 2009 (as reported in our Form 10-Q for the quarter ending) should no longer be relied upon because the "wind sensors" were erroneously expensed on our income statement and should have been reported as an asset on our balance sheet.

(2)  On September 24, 2009, our Chief Financial Officer, Jesse M. De Castro, completed a review of our financial statements and concluded that the "wind sensors" that we acquired in September 2008 should have been reported as a part of our assets and that there was no basis to treat the purchase of the wind sensors as an expense.

The accounting error (that is, of expensing the wind sensors rather than capitalizing the purchase of the wind sensors and treating it as an asset) will likely have the following effect: understated assets by $95,691 and overstated net loss by same amounts for audited financial statements ended December 31, 2008 and understated assets by $95,399 and overstated net loss by $292 for unaudited financial statement ended June 30, 2009.

The Company's discovery of the accounting error (relating to the wind sensors) has served to identify material weaknesses in the Company's internal controls and disclosure controls and procedures. To address these deficiencies, the Company's officers and directors have undertaken an intensive review of the Company's internal controls and disclosure controls and procedures that has resulted in the Company revising these controls and procedures to ensure that the Company has safeguards in place that will serve to ensure that these and any related problems do not arise in the future.

In the coming weeks, the Company intends to file:
(1)	audited restated financial statements for the 2007 and 2008 fiscal years ending December 31st of each year in the Company's Form 10 in the near future (in Amendment No. 2 to the Form 10); and

(2)	unaudited restated financial statements for the quarter ending June 30, 2009 in the near future (in Amendment No. 1 to the Form 10-Q).

Our Board of Directors has not discussed this matter (pursuant to Item 4.02(a)) with our independent accountants but we have been informed that they are entirely aware of the matter and the basis upon which we have determined that the referenced financial statements cannot be relied upon.

We have not received any advice or notice from our independent accountants requiring disclosure under paragraph (b) of this Item 4.02(b).

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)  Not Applicable.

b)  Not Applicable.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN STAR ALTERNATIVE ENERGY, INC.

Date: December 8, 2009	By:	/s/ Jesse M. De Castro Jesse M. De Castro, Chief Financial Officer

Exhibit

16.1	Letter from Seale and Beers CPAs, dated December 8, 2009, to the U.S. Securities and Exchange Commission regarding the Statements included in this Form 8-K.